UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2013
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	85605
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment Number 1 on Form 8-K (the "Form 8-K/A") is being filed solely to correct a technical filing error made when the Registrant's Current Report on Form 8-K was filed with the Securities and Exchange Commission on February 15, 2013 (Assession Number 0000912282-13-000144) (the "Original Filing").  The Submission Header of the Original Filing was tagged as an Item 9.01 filing.  The Submission Header of the Original Filing should have been tagged as an Item 4.02, Item 7.01 and Item 9.01 filing.  This Form 8-K/A makes no changes to the Original Filing other than to correct the tagged Item Numbers in the Submission Header of the Original Filing.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Investors are cautioned that forward-looking statements are inherently uncertain and involve risks and uncertainties, which may cause actual results to differ materially from those discussed herein.  Such statements include statements regarding the timing and completion of the restatement of financial statements, the extent and effect of such restatement on the reported financial condition of the Company and timing for filing of the Company’s annual report on Form 10-K.  Please refer to the risks and uncertainties detailed from time to time by the Company in its periodic filings with the Securities and Exchange Commission.  You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.  The Company undertakes no duty to update any forward-looking statements, except as required by law.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review

On February 11, 2013, based on the recommendation of management, in consultation with the Company’s independent registered public accounting firm and the Company’s audit committee, the Company has determined that certain costs incurred in constructing its Nichols Ranch In-Situ Recovery (“ISR”) Uranium Project should have been accounted for as exploration expenses, rather than capitalized as construction in progress.

The Company is an exploration stage uranium mining company currently constructing its first mine, its Nichols Ranch ISR Uranium Project, in the Powder River Basin of Wyoming. After receiving the State permit needed to begin construction and operation of the mine, the Company began to capitalize various costs associated with mine construction. However, to comply with the U.S. Securities and Exchange Commission’s Industry Guide 7, as an exploration stage company, certain costs should have continued to be expensed as exploration costs, rather than capitalized. All previous exploration activities had been so expensed by the Company.

The restatement of our financial statements is to adjust for an accounting reclassification of project costs during the periods restated and will not change the Company’s reported cash in treasury, its cash flow, or its business plan.

To make the adjustment, the Company will restate its audited annual financial statements for the year ended December 31, 2011, as contained in its annual report on Form 10-K and its unaudited financial statements for the quarters ended March 31, 2012, June 30, 2102 and September 30, 2012, as contained in its quarterly reports on Form 10-Q for those periods. These costs will be expensed in the audited annual financial statements for the year ended December 31, 2012, which we anticipate will be filed in March of 2013 in our annual report on Form 10-K.

Accordingly, investors should no longer rely on our financial statements for the year ended December 31, 2011, and for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012.

Item 7.01. Regulation FD Disclosure.

On February 15, 2013, the Registrant issued the press release attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit No.	Description

99.1*+	Press Release, dated February 15, 2013

* This exhibit is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.
+ Previously filed with the Registrant's Current Report on Form 8-K, filed on February 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: March 15, 2013	By:	/s/ “Sandra MacKay”

Sandra Mackay
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*+	Press Release, dated February 15, 2013

* This exhibit is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.
+ Previously filed with the Registrant's Current Report on Form 8-K, filed on February 15, 2013